                                 AIM FAST FACTS

                                 [Feb. 13, 2006]

                AIM INVESTMENTS--Registered Trademark-- REMINDER:
                        REORGANIZATION OF FIVE V.I. FUNDS

AIM Investments announced recently that the Board of Trustees of the applicable funds had approved the reorganization of five AIM Variable Insurance (V.I.) Funds.

A shareholder meeting is scheduled for April 4, 2006, at which shareholders of the target funds will vote on their respective reorganizations. If approved by shareholders, the reorganizations of AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund, AIM V.I. Premier Equity Fund, AIM V.I. Growth Fund and AIM V.I. Core Stock Fund are expected to be completed by May 1, 2006. Shareholders of the target funds will be sent a proxy statement/prospectus in the coming weeks containing detailed disclosures regarding the proposed reorganizations.

The funds approved for reorganization are:

     EXISTING FUND                            ACQUIRING FUND
     AIM V.I. Aggressive Growth Fund          AIM V.I. Capital Appreciation Fund
     AIM V.I. Blue Chip Fund                  AIM V.I. Large Cap Growth Fund
     AIM V.I. Premier Equity Fund             AIM V.I. Core Equity Fund
     AIM V.I. Growth Fund                     AIM V.I. Capital Appreciation Fund
     AIM V.I. Core Stock Fund                 AIM V.I. Core Equity Fund

FOLLOWING ARE KEY DATES FOR THE PROPOSED V.I. FUND MERGERS:

   o   Jan. 19, 2006:    Record date for shareholder proxy inclusion

   o   April 4, 2006:    Shareholder meeting

   o   April 27, 2006:   Dividend/Capital Gains Record date (if there is a
                         dividend or capital gain payout)

   o   April 28, 2006:   Dividend/Capital Gains Pay date (if there is a dividend
                         or capital gain payout)

   o   April 28, 2006:   Valuation Date of the Reorganizations (last NAV)

   o   May 1, 2006:      Reorganizations close (all trades on 5/1/06 as of
                         4/28/06 will need to be in the new fund)

PLEASE SHARE THIS INFORMATION WITH THOSE INDIVIDUALS AT YOUR FIRM WHO WILL BE WORKING ON THESE MERGERS.

                  For additional information, please contact:
                    INSTITUTIONAL & RETIREMENT DIVISION (IRD)
                                  800-410-4246


                       FOR INSTITUTIONAL INVESTOR USE ONLY

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

   CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM VARIABLE INSURANCE FUNDS, OBTAIN A PROSPECTUS FROM THE PRODUCT ISSUER AND READ IT CAREFULLY BEFORE INVESTING.

   AIM VARIABLE INSURANCE FUNDS ARE USED SOLELY AS INVESTMENT VEHICLES BY INSURANCE COMPANY SEPARATE ACCOUNTS TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. YOUR CLIENT CANNOT PURCHASE SHARES OF THE FUNDS DIRECTLY. EXPENSES AND FEES ARE DETERMINED BY PRODUCT ISSUERS AND WILL VARY.

   AIM Investments is a registered service mark of A I M Management Group Inc. A I M Distributors, Inc. is the distributor for the products represented by AIM Investments.

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

AIMinvestments.com                   02/06              A I M Distributors, Inc.


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

                                 AIM FAST FACTS

                                [March 2, 2006]

                 AIM INVESTMENTS--Registered Trademark-- UPDATE:
         REORGANIZATION OF AIM V.I. BLUE CHIP FUND--CHANGE IN KEY DATES

This announcement supercedes information for AIM V.I. Blue Chip Fund merger communicated in a Fast Facts dated February 13, 2006 "AIM
Investments--Registered Trademark-- Reminder: Reorganization of Five V.I.
Funds".

AIM Investments announced recently that the Board of Trustees had approved the reorganization of AIM V.I. Blue Chip Fund into AIM V.I. Large Cap Growth Fund.

A shareholder meeting is scheduled for April 4, 2006, at which AIM V.I. Blue Chip Fund shareholders will vote on its respective reorganization. If approved by shareholders, the reorganization is expected to be completed on JUNE 12, 2006. Shareholders of the target fund will be sent a proxy statement/prospectus in the coming weeks containing detailed disclosures regarding the proposed reorganization.

FOLLOWING ARE KEY DATES FOR THE PROPOSED V.I. FUND MERGERS:

   o   Jan. 19, 2006:    Record date for shareholder proxy inclusion

   o   April 4, 2006:    Shareholder meeting

   o   *JUNE 8, 2006:    Dividend/Capital Gains Record date (if there is a
                         dividend or capital gain payout)

   o   *JUNE 9, 2006:    Dividend/Capital Gains Pay date (if there is a dividend
                         or capital gain payout)

   o   *JUNE 9, 2006     Valuation Date of AIM V.I. Blue Chip Fund
                         Reorganization (last NAV)

   o   *JUNE 12, 2006:   AIM V.I. Blue Chip Fund Reorganization closes (all
                         trades on *JUNE 12, 2006 as of *JUNE 9, 2006 will need to be in the new fund--AIM V.I. Large Cap Growth)

*REVISED DATE

 PLEASE SHARE THIS INFORMATION WITH THOSE INDIVIDUALS AT YOUR FIRM WHO WILL BE WORKING ON THIS FUND MERGER. AIM IS IN THE PROCESS OF CONTACTING YOUR FIRM TO
                          SCHEDULE A CONFERENCE CALL.


                   For additional information, please contact:
                    INSTITUTIONAL & RETIREMENT DIVISION (IRD)
                                  800-410-4246


                       FOR INSTITUTIONAL INVESTOR USE ONLY

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

   CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM VARIABLE INSURANCE FUNDS, OBTAIN A PROSPECTUS FROM THE PRODUCT ISSUER AND READ IT CAREFULLY BEFORE INVESTING.

   AIM VARIABLE INSURANCE FUNDS ARE USED SOLELY AS INVESTMENT VEHICLES BY INSURANCE COMPANY SEPARATE ACCOUNTS TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. YOUR CLIENT CANNOT PURCHASE SHARES OF THE FUNDS DIRECTLY. EXPENSES AND FEES ARE DETERMINED BY PRODUCT ISSUERS AND WILL VARY.

   AIM Investments is a registered service mark of A I M Management Group Inc. A I M Distributors, Inc. is the distributor for the products represented by AIM Investments.

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

AIMinvestments.com                   03/06              A I M Distributors, Inc.


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--